Exhibit 10.1
                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of October 2003, by and among Prelude Ventures, Inc., a Nevada corporation ("Prelude"); Alliance Petroleum Products Company, an Illinois corporation ("Alliance"); and the persons listed in Exhibit A-1 hereof who are the owners of record of all the issued and outstanding stock of Alliance who execute and deliver the Agreement ("Alliance Stockholders"), based on the following:


                                    RECITALS

         Prelude wishes to acquire all the issued and outstanding stock of Alliance in exchange for stock of Prelude in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Agreement to represent the terms and conditions of such tax-free reorganization, which Agreement the parties hereby adopt.


                                    AGREEMENT

         Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:


                                    ARTICLE I
                                EXCHANGE OF STOCK

         1.01 Exchange of Shares. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the Alliance Stockholders shall assign, transfer, and deliver to Prelude, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all 757,864 issued and outstanding shares of common stock of Alliance (the "Alliance Shares") held by Alliance Stockholders which shares shall represent all issued and outstanding shares of Alliance common stock, and Prelude agrees to acquire such shares on such date by issuing and delivering in exchange therefore an aggregate of 5,000,000 restricted shares of Prelude common stock, par value $0.001 per share, (the "Prelude Common Stock") with an additional 5,000,000 shares of Prelude voting capital stock to be issued to Worldlink International Network, Inc. upon 24 months from the date hereof. Such shares of Prelude Common Stock shall be issued on a six and five nine seven one thousandths (6.597) for One (1) basis, (for every 1 shares of Alliance, Alliance shareholders will receive 6.597 share


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of  Prelude)  based on the  number  of  Alliance  Shares  held and as set  forth opposite the Alliance Stockholder's respective names in Exhibit A-1. All 5,000,000 shares of Prelude Common Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Prelude Common Stock which may occur between the date of the execution of this Agreement and the Closing Date.

         1.02 Delivery of Certificates by Alliance Stockholders. The transfer of Alliance Shares by the Alliance Stockholders shall be effected by the delivery to Prelude at the Closing (as set forth in Section 1.05 hereof) of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures guaranteed and if applicable all necessary transfer taxes and other revenue stamps affixed and acquired at the Alliance Stockholders' expense.

         1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, Prelude will own all the issued and outstanding shares of Alliance and Alliance will be a wholly-owned subsidiary of Prelude operation under the name Alliance Petroleum, Inc., or such other name as may be acceptable to the Alliance board of directors.

         1.04 Further Assurances. At the Closing and from time to time thereafter, the Alliance Stockholders shall execute such additional instruments and take such other action as Prelude may reasonably request, without undue cost to the Alliance Stockholders in order to more effectively sell, transfer, and assign clear title and ownership in the Alliance Shares to Prelude.

         1.05 Closing and Parties. The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before October 9, 2003, or on another date to be agreed to in writing by the parties (the "Closing Date"). The Agreement may be closed at any time following approval by a majority of the shareholders of Prelude Common Stock as set forth in Section 4.02 hereof and the Alliance Stockholders as set forth in Section 5.02. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

         1.06     Closing Events
         (a) Prelude Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Prelude shall deliver to Alliance at Closing all the following:
               (i) A certificate of good standing from the secretary of State of Nevada, issued as of a date within sixty days prior to the Closing Date, certifying that Prelude is in good standing as a corporation in the State of Nevada:
               (ii) Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Prelude executing



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

               this Agreement and any other document delivered pursuant hereto on behalf of Prelude;
               (iii) Copies of the resolution of Prelude board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Prelude as of the Closing Date;
               (iv) The certificate contemplated by Section 4.02, duly executed by the chief executive officer of Prelude;
               (v) The certificate contemplated by Section 4.03, dated the Closing Date, signed by the chief executive officer of Prelude;
               (vi) Certificates for 5,000,000 shares of Prelude Common Stock in the names of the Alliance Stockholders and in the amounts set forth in Exhibit "A" and;
               (vii) A minimum of $500,000, in total, in equity working capital available from Prelude; and
               (viii) Prelude shall enter in Consulting Agreements with New Century Capital Consultants, Inc., Alpha Advisors, LLC, National Securities Corporation and Commonwealth Partners NY LLC

         In addition to the above deliveries, Prelude shall take all steps and actions as Alliance and Alliance Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

         (b) Alliance Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, Alliance and/or Alliance Stockholder's shall deliver to Prelude at Closing all the following:

               (i) A certificate of good standing from the secretary of State of Illinois, issued as of a date within sixty days prior to the Closing Date, certifying that Alliance is in good standing as a corporation in the State of Illinois;
               (ii) Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Alliance executing this Agreement and any other document delivered pursuant hereto on behalf of Alliance:
               (iii) Copies of resolutions of the board of directors and of the stockholders of Alliance authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Alliance as of the Closing Dates;
               (iv) The certificate contemplated by Section 5.03, executed by the chief operating officer of Alliance;
               (v) The certificate contemplated by Section 5.04, dated the Closing Date, and signed by the chief operating officer of Alliance;
               (vi) The shareholder certificates contemplated by section.


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

         In addition to the above deliveries, Alliance shall take all steps and actions as Prelude may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

         1.07     Termination
         (a) This Agreement may be terminated by the board of directors of either Prelude or Alliance at any time prior to the Closing Date if:
               (i) There shall be any actual or threatened action of proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;
               (ii) Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange;

         In the event of termination pursuant to this paragraph (a) of Section 1.07, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in contemplated hereby.
         (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Prelude if (i) shareholders of Prelude owning more than five percent (5%) of the issued and outstanding shares of Prelude Common Stock perfect their dissenter's rights with respect to the approval of this Agreement and the transactions contemplated hereby, (ii) Alliance shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Alliance contained herein shall be inaccurate in any material respect or (iii) Prelude determines that there has been or is likely to be any material adverse change in the financial or legal condition of Alliance . In the event of termination pursuant to this paragraph (b) of this Section 1.07, no obligation, right, remedy, or liability shall arise hereunder. All parties shall bear their own costs incurred in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.
         (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Alliance if (i) shareholders of Alliance owning more than five percent (5%) of the issued and outstanding shares of Alliance Shares perfect their dissenter's rights with respect to the approval of this Agreement and the transactions contemplated herby, (ii) Prelude shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Prelude contained herein shall be inaccurate in any material respect, or


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

(iii) Alliance determines that there has been or is likely to be any adverse change in the financial or legal condition of Prelude. In the event of termination pursuant to this paragraph (c) of this Section 1.07, no obligation, right, remedy, or liability shall arise hereunder. All parties shall each bear their own costs incurred in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.


                                   ARTICLE II
              REPRESENTATION, COVENANTS, AND WARRANTIES OF PRELUDE

         As an inducement to, and to obtain the reliance of Alliance and/or Alliance shareholders, Prelude represents and warrants as follows:

         2.01  Organization.  Prelude  is, and will be on the  Closing  Date,  a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operation, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Prelude articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

         2.02 Approval of Agreement. Prelude has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transaction herein contemplated. The board of directors of Prelude has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Prelude shareholders and compliance with state and federal corporate and securities laws.

         2.03 Capitalization. The authorized capitalization of Prelude consists of 100,000,000 shares, of common stock, $0.001 par value, of which approximately 15,000,000 shares are issued and outstanding and 10,000,000 shares of preferred stock, $0.001 par value of which none are issued and outstanding. All issued and outstanding shares of Prelude are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Prelude.


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

         2.04     Financial Statements.
         (a) Included in the Schedules are the audited balance sheets of Prelude as of December 31, 2002 and 2001, and the related statement of operations, stockholder's equity (deficit), and cash flows for the fiscal year ended December 31, 2002, and 2001, including the notes thereto, and the accompanying report of AMISANO HANSON; independent certified public accountants. At or prior to the Closing Date, Prelude shall deliver the un-audited balance sheet of
Prelude as of June 30, 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows for the six months ended June 30, 2003, together with the notes thereto and representations by the principal accounting and financial officer of Prelude to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated and such financial statements shall not reflect any material changes since the December 31, 2002, financial statements. All documents referred to herein are available as public disclosure document pursuant to the Periodic Filing Requirements and as listed on the EDGAR system of the SEC.
         (b) The financial statements of Prelude delivered pursuant to Section 2.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The Prelude financial statements present fairly, in all material respects, as of their respective dates, the financial position of Prelude. Prelude did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with generally accepted accounting principles, and all assets reflected therein presently fairly the assets of Prelude in accordance with generally accepted accounting principles
         (c) Prelude has filed or will file as the Closing Date all tax returns required to be filed by it from inception to the Closing Date. All such returns and reports are accurate and correct in all material respect. Prelude has no material liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent balance sheet of Prelude, except to the extent reflected on such balance sheet and all such dates and years and periods prior thereto and for which Prelude may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of Prelude, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the best knowledge of Prelude, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. Prelude has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Prelude, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Prelude.


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

         2.05  Outstanding  Warrants  and  Options.   Prelude  has  no  existing
Warrants, options, calls, or commitments of any nature relating to the authorized and un-issued Prelude Common Stock.

         2.06 Information. The information concerning Prelude set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Prelude shall cause the schedules delivered by it pursuant hereto and the instruments delivered to Alliance hereunder to be updated after the date hereof up to and including the Closing Date.

         2.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or the schedules hereto, since the date of the most recent Prelude balance sheet described in Section 2.04 and included in the information referred to in Section 2.06.
         (a) There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Prelude or
(ii) any damage, destruction, or loss to Prelude (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Prelude;
         (b) Prelude has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Prelude; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or
(viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;
         (c) Prelude has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Prelude balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not unused or un-useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than


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

$5,000; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Prelude; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and un-issued or held as treasury stock); and
         (d) To the best knowledge of Prelude, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Prelude.

         2.08 Litigation and Proceeding. There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of Prelude, threatened by or against Prelude or adversely affecting Prelude or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Prelude does not have any knowledge of any default on its part with respect to any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

         2.09 Compliance With Laws and Regulations. Prelude has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance
(i) could not materially and adversely affect the business, operations, properties, assets, or conditions of Prelude or (ii) could not result in the occurrence of any material liability for Prelude. To the best knowledge of Prelude, the consummation of this transaction will comply with all applicable statures and regulations, subject to the preparation and filing of any forms required by state and federal securities laws.

         2.10 Material Contract Defaults. Prelude is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Prelude, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Prelude has not taken adequate steps to prevent such a default from occurring.

         2.11 No Conflict With Other Instrument. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Prelude is a party or to which any of its properties or operations are subject.

         2.12 Subsidiary. Prelude does not own, beneficially or of record, any equity securities in any other entity, other than Tri-State Acquisition Corp.


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         2.13 Prelude Schedules. Prelude has delivered to Alliance the following schedules, which are collectively referred to as the "Prelude Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by a duly authorized officer of Prelude as complete, true and accurate:
         (a) A schedule including copies of the articles of incorporation and bylaws of Prelude in effect as of the date of this Agreement;
         (b) A schedule containing copies of resolutions adopted by the board of directors of Prelude approving this Agreement and the transactions herein contemplated;
         (c) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Prelude since the most recent Prelude balance sheet, required to be provided pursuant to Section 2.04 hereof,
         (d) A schedule setting forth the financial statements required pursuant to Section 2.04(a) hereof; and
         (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Prelude Schedules by Sections 2.01 through 2.12.

         Prelude shall cause the Prelude Schedules and the instruments delivered to Alliance hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated Prelude Schedules, certified in the same manner as the original Prelude Schedules, shall be delivered prior to and as a condition precedent to the obligation of the Alliance to close.


                                   ARTICLE III
             REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ALLIANCE

         As an inducement to, and to obtain the reliance of, Prelude, Alliance represents and warrants as follows:

         3.01 Organization. Alliance is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the state of Illinois and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by its requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or conditions of Alliance . The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Alliance's memorandum or articles of incorporation, or other material agreement to which it is a party or by which it is bound.


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

         3.02 Approval of Agreement. Alliance has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, memorandum, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Alliance have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Alliance Stockholders and compliance with provincial and federal corporate and securities laws.

         3.03 Capitalization. The authorized capitalization of Alliance consists of 100,000,000 shares. Consisting of 50,000,000 shares of common stock, no par value, of which as of the date hereof 757,864 shares are issued and outstanding. All issued and outstanding shares of Alliance are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Alliance.

         3.04     Financial Statements.
         (a) Included in Schedule 3.04 are the un-audited balance sheet of Alliance as of December 31, 2002 and 2001 and the related statements of operations, cash flows, and stockholders' equity, for the past five years, and the accompanying reports of , independent certified general accountants. At or prior to the Closing Date, Alliance shall deliver the un-audited balance sheet of Alliance as of June 30, 2002, and the related statements of operations, stockholders' equity (deficit), as cash flows for the six months ended June 30, 2002, together with the notes thereto and representations by the chief operation officer of Alliance to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as the dates indicated.
         (b) The audited financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The financial statements of Alliance present fairly, as of their respective dates, the financial position of Alliance. Alliance did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Alliance, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Alliance as of their respective dates and for the respective periods covered thereby.
         (c) Alliance has filed or will file as the Closing Date all tax returns required to be filed by it from inception to the Closing Date. All such returns and reports are accurate and correct in all material respect. Alliance has no material liabilities with respect to the payment of any federal, provincial, county, local, or other taxes (including and deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent balance sheet of Alliance, except to the extent reflected on such balance sheet and all such dates and years and periods prior thereto and for which Alliance may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of Alliance , no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the best knowledge of Alliance, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. Alliance has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Alliance, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Alliance.

         3.05 Outstanding Warrants and Options. Alliance has no existing warrants, options, calls, or commitments relating to the authorized and un-issued Alliance Common Stock.

         3.06 Information. The information concerning Alliance set forth in this Agreement and in the schedules delivered by Alliance pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact of omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Alliance shall cause the schedules delivered by Alliance pursuant hereto to Prelude hereunder to be updated after the date hereof up to and including the Closing Date.

         3.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or The schedules hereto, since the date of the most recent Alliance balance sheet described in Section 3.04 and included in the information referred to in Section 3.06.
         (a) There have not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Alliance or (ii) any damage, destruction, or loss to Alliance materially and adversely affecting the business, operations, properties, assets, or conditions of Alliance;
         (b) Alliance has not (i) amended its articles of incorporation or memorandum; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Alliance; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any material accrual or material arrangement for or payment of bonuses to an officer or employee; or
(vii) made any material increase in any profit-haring, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;
         (c) Alliance has not (i) granted or agreed to grant any option, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Alliance balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Alliance ; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and un-issued or held as treasury stock): and
         (d) To the best knowledge of Alliance, it has not become subject to any law or regulation, which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operation, properties, assets, or conditions of Alliance.

         3.08 Title and Related Matters. Except as provided herein or disclosed in the most recent Alliance balance sheet and the notes therein, Alliance has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or un-patented, and assets, which are reflected in the most recent Alliance balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and casements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of Alliance, its technology does not infringe on the copyright, patent, trade, secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Alliance as now being conducted or as contemplated.

         3.09  Litigation  and  Proceedings.  Except as  otherwise  disclosed in
Schedule 3.09, there are no material actions, suits, or proceedings pending or, to the knowledge of Alliance, threatened by or against Alliance or adversely affecting Alliance, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Alliance does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

         3.10 Material Contract Defaults. Alliance is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Alliance, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Alliance has not taken adequate steps to prevent such a default from occurring.

         3.11  No  Conflict  With  Other  Instruments.  The  execution  of  this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Alliance is a party or to which any of its properties or operations are subject.

         3.12 Governmental Authorization. Alliance has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Alliance of this Agreement and the consummation by Alliance of the transactions contemplated hereby.

         3.13 Compliance With Laws and Regulations. Alliance has complied with all applicable statutes and regulations of any federal, provincial, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of Alliance or except to the extent that noncompliance would not result in the occurrence of any material liability for Alliance. To the best of knowledge of Alliance, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

         3.14 Subsidiary. Alliance does not own, beneficially or of record, any equity Securities in any other entity.

         3.15 Alliance Schedules. Alliance has delivered to Prelude the following schedules, which are collectively referred to as the "Alliance Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of Alliance as complete, true, and accurate:
         (a) A schedule including copies of the memorandum and articles of Incorporation of Alliance and all amendments thereto effect as of the date of this Agreement;

         (b) A schedule containing copies of resolution adopted by the board of directors of Alliance approving this Agreement and the transactions herein contemplated as referred to in Section 3.02;
         (c) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Alliance since the most recent Alliance balance sheet, required to be provided pursuant to Section 3.04 hereof;
         (d) A schedule setting forth the financial statements required pursuant to Section 3.04 (a) hereof; and
         (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Alliance Schedules by Sections 3.01 through 3.14. Alliance shall cause the Alliance Schedules and the instruments delivered to Prelude hereunder to be updated after the date hereof up to end including a specified date not more than three business days prior to the Closing Date. Such updated Alliance Schedules, certified in the same manner as the original Alliance Schedules, shall be delivered prior to and as a condition precedent to the obligation of Prelude to close.


                                   ARTICLE IV
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ALLIANCE

         The obligations of Alliance under this Agreement are subject to the satisfaction of Alliance, at or before the Closing Date, of the following conditions;

         4.01 Shareholder Approval. Prelude shall call and hold a meeting of its shareholders, or obtain the written consent of a majority of its shareholders, to approve the transactions contemplated by this agreement including the acquisition of Alliance through the issuance of Prelude Common Stock of all of the issued and outstanding Alliance Shares.

         4.02 Accuracy of Representation. The representations and warranties made by Prelude in this Agreement were true when made and shall be true at the closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Prelude shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Prelude prior to or at the Closing. Alliance shall be furnished with certificates, signed by duly authorized officers of Prelude and dated the Closing Date, to the foregoing effect.

         4.03 Officer's Certificates. Alliance shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief executive officer of Prelude to the effect that to such officers best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Prelude threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and Prelude own documents and information, the certificate shall represent, to the best knowledge of the officer, that:
         (a) This Agreement has been duly approved by Prelude board of directors and shareholders and has been duly executed and delivered in the name and on behalf of Prelude by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Prelude pursuant to a unanimous consent;
         (b) There has been no material adverse changes in Prelude up to and including the date of the certificate;
         (c) All conditions required by this Agreement has been met, satisfied, or performed by Prelude;
         (d) All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Prelude have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and
         (e) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Prelude, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Prelude, the operation of Prelude, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which Prelude is bound or in any way contests the existence of Prelude.

         4.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Prelude, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Prelude.

         4.05 Good Standings. Alliance shall have received a certificate of good standing from the secretary of state of Nevada, dated as of the date within five days prior to the Closing Date, certifying that Prelude is in good standing as a corporation in the State of Nevada.

         4.06 Other Items. Alliance shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Alliance may reasonably request.


                                    ARTICLE V
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF PRELUDE

         The obligations of Prelude under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions;

         5.01 Shareholder Approval. Prelude shall call and hold a meeting of its shareholders, or obtain through a majority written consent of its shareholders, whereby the shareholders of Prelude authorize and approve this Agreement and the transactions contemplated hereby.

         5.02  Alliance   Shareholders.   Holders  of  all  of  the  issued  and
outstanding Alliance Shares shall agree to this Agreement and the exchange of shares contemplated by this Agreement.

         5.03 Accuracy of Representations. The representations and warranties made by Alliance and the Alliance Stockholders in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Alliance shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Alliance prior to or at the Closing. Prelude shall be furnished with a certificate, signed by a duly authorized officer of Alliance and dated the Closing Date, to the foregoing effect.

         5.04 Officer's Certificates. Prelude shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief operating officer of Alliance to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Alliance, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, these certificates shall represent, to the best knowledge of the officer, that:
         (a) This Agreement has been duly approved by Alliance's board of directors and shareholders and has been duly executed and delivered in the name and on behalf of Alliance by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Alliance pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders:
         (b) Except as provided or permitted herein, there have been no material adverse changes in Alliance up to and including the date of the certificate;
         (c) All authorizations, consents, approvals, registrations, and/or filing with any governmental body agency, or court required in connection with the execution and delivery of the documents by Alliance have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required: and
         (d) Except as otherwise disclosed in Schedule 3.08, there is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Alliance, wherein an unfavorable decision, ruling, or finding would have an adverse affect on the financial condition of Alliance, the operation of Alliance, or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which Alliance is bound or would in any way contest the existence of Alliance
..

         5.05 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Alliance, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Alliance.

         5.06 Good Standings. Prelude shall have received a certificate of good standing from the appropriate authority, dated as of a date within five days prior to the Closing Date, certifying that Alliance is in good standing as a corporation in the state of Illinois.

         5.07 Other Items. Prelude shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Prelude may reasonably request.


                                   ARTICLE VI
                                SPECIAL COVENANTS

         6.01     Activities of Prelude and Alliance
         (a) From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by Prelude and Alliance pursuant hereto or as permitted or contemplated by this Agreement, Prelude and Alliance will each:

               (i) Carry on its business in substantially the same manner as it has heretofore;
               (ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
               (iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
               (iv) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;
               (v) Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and
               (vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

         (b) From and after the date of this Agreement and except as provided herein until the Closing Date, Prelude and Alliance will not:

               (i) Make any change in its articles of incorporation or bylaws;

               (ii) Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and Enter into any agreement for the sale of Alliance or Prelude securities without the prior approval of the other party.

         6.02 Access to Properties and Records. Until the Closing Date, Alliance and Prelude will afford to the other party's officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Alliance or Prelude and will furnish the other party with such additional financial and other information as to the business and properties of Alliance or Prelude as each party shall from time to time reasonably request.

         6.03 Indemnification by Alliance. Alliance will indemnify and hold harmless Prelude and its directors and officers, and each person, if any, who controls Prelude within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Alliance expressly for use therein. The indemnity agreement contained in this Section 6.03 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Prelude and shall survive the consummation of the transactions contemplated by this Agreement for a period of six months.

         6.04 Indemnification by Prelude. Prelude will indemnify and hold harmless Alliance, the Alliance Stockholders, Alliance's directors and officers, and each person, if any, who controls Alliance within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Prelude expressly for use therein. The indemnity agreement contained in this Section
6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Alliance and shall survive the consummation of the transactions contemplated by this Agreement for a period of six months.

         6.05 The Acquisition of Prelude Common Stock. Prelude and Alliance understand and agree that the consummation of this Agreement including the issuance of the Prelude Common Stock to Alliance in exchange for the Alliance shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Prelude and Alliance agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes that depend, among other items, on the circumstances under which such securities are acquired.
         (a) In order to provide documentation for reliance upon exemption from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

               (i) The Alliance Stockholders acknowledge that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Prelude Common Stock, and that this transaction involves certain risks.
               (ii) The Alliance Stockholders have received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.
               (iii) Alliance Stockholders have such knowledge and experience in business and financial matters that they are capable of evaluating each business.
               (iv) Alliance Stockholders have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.
               (v) All information which the Alliance Stockholders have provided to Prelude or their representatives concerning their suitability and intent to hold shares in Prelude following the transactions contemplated hereby is complete, accurate, and correct.
               (vi) The Alliance Stockholders have not offered or sold any securities of Prelude or interest in this Agreement and have no present intention of dividing the Prelude Common Stock or Alliance Shares to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.
               (vii) The Alliance Stockholders understand that the Prelude Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Prelude Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Alliance or Prelude an "underwriter", within the meaning of the Securities Act. It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject Prelude Common Stock can only be effected in transactions, which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stock holder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in Rule 144 promulgated under the Securities Act, and, after two years after the date the Prelude Common Stock or Alliance Shares are fully paid for, as calculated in accordance with Rule 144(d), sales of securities in reliance upon Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two years from the date the securities are fully paid for, as calculated in accordance with Rule 144(d), they can generally be sold without meeting those conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

               (viii) The Alliance Stockholders acknowledge that the shares of Prelude Common Stock, must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an Exemption from such registration is available. Prelude is not under any obligation to register the Prelude Common Stock under the Securities Act. If Rule 144 is available after two years and prior to three years following the date the shares are fully paid for, only routine sales of such Prelude Common Stock in limited amounts can be made in reliance upon Rule 144 in accordance with the terms and conditions of that rule. Prelude is not under any obligation to make Rule 144 available except as set forth in this Agreement and in the event Rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before Alliance Stockholders can sell, transfer, or otherwise dispose of such Prelude Common Stock without registration under the Securities Act. Subject to compliance with federal and state securities laws, Prelude registrar and transfer agent will maintain a stop transfer order against the registration and transfer of the Prelude Common Stock held by Alliance Stockholders and the certificates representing the Prelude Common Stock will bear a legend in substantially the following form so restricting the sale of such securities:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

                  (ix) Subject to compliance with federal and state securities laws, Prelude may refuse to register further transfers or resale's of the Prelude Common Stock in the absence of compliance with Rule 144 unless the Alliance Stockholders furnish Prelude with an opinion of counsel reasonably acceptable to Prelude stating that the transfer is proper. Further, unless such opinion states that the shares of Prelude Common Stock are free of any restrictions under the Securities Act, Prelude may refuse to transfer the securities to any transferee who does not furnish in writing to Prelude the same representations and agree to the same conditions with respect to such Prelude Common Stock as set forth herein. Prelude may also refuse to transfer the Prelude Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

         (b) In connection with the transaction contemplated by this Agreement, Alliance and Prelude shall each file with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Alliance Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.
         (c) In order to more fully document reliance on the exemptions as provided herein, Alliance, the Alliance Stockholders, and Prelude shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Prelude or Alliance and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.
         (d) The Alliance Stockholders acknowledge that the basis for relying on exemptions from registration or qualification are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

         6.06 Prelude Liabilities. Immediately prior to the Closing Date, Prelude shall have no material assets and no liabilities in excess of $1,000 and all expenses related to this Agreement or otherwise shall have been paid.

         6.07     Sales of Securities Under Rule 144, If Applicable.
         (a) Prelude will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for two years or more or such other restricted period as required by Rule 144 as it is from time to time amended.
         (b) Upon being informed in writing by any person holding restricted stock of Prelude as of the date of this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), Prelude will certify in writing to such person that it is compliance with rule 144 current public information requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.
         (c) If any certificate representing any such restricted stock is presented to Prelude transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to Prelude and its counsel that such transfer has complied with the requirements of Rule 144, as the case may be, Prelude will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144, as the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section 6.07 shall survive the Closing and the consummation of the transactions contemplated by this Agreement for a period of two years.
         (d) The shareholders of Prelude as of the date of this Agreement, as well as those receiving Prelude Common Stock pursuant to this Agreement, are intended third-party beneficiaries of this Section 6.07.

         6.08 New Board of Directors and Officers. Upon closing of the transactions contemplated by this Agreement and the simultaneous Agreement with Tri-State Stores, Inc., GMG Partners LLC, and SASCO Springfield Auto Supply Company ("TSG"), the current board of directors and officers of Prelude shall resign and in their place nominees of TSG and Alliance shall be appointed, subject to the approval of the suitability and qualifications of such nominees.

         6.09 Prelude Capitalization. For a period of eighteen months from the Closing Date, Prelude will not engage in any reverse split of its issued and outstanding Common Stock without the prior written approval of the holders of a majority in interest of the issued and outstanding Prelude Common Stock on the date of this Agreement, other than a secondary offering of common stock in order to raise working capital.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.01 Brokers. Except as provided herein, Prelude and Alliance agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Further, Prelude and Alliance each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

         The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

         7.02 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

         7.03 Governing Law. This Agreement shall be governed by, enforced and constructed under and in accordance with the laws of the State of Nevada.

         7.04 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

         If to Prelude Ventures, Inc.:




         If to Alliance Petroleum, Inc.:





or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

         7.05 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties from all costs, including reasonable attorneys fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         7.06 Schedules / Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by Prelude or Alliance such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

         7.07 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. The Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

         7.08 Survival Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

         7.09   Counterparts.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.


                  [Signature Page to Agreement Follows]

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.


PRELUDE VENTURES, INC.
A Nevada Corporation

By:      __________________________
         Anthony Sarvuicci,
         President



ALLIANCE PETROLEUM PRODUCTS COMPAMY
An Illinois Corporation

By:      __________________________

         President

Exhibit A-1
Stockholders of Alliance Petroleum, Inc.